DERIVED INFORMATION [11/22/05]

[$775,200,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$781,600,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2006-1

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston. Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the certificate. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 12/01/05 cutoff date. Approximately 29.9% of the mortgage loans do not provide for any payments of principal in the first two, three, five or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

FICO and LTV	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	199,671.00	229,422,347.00	29.6	6.73	0	651	40.8	69.6	81.9	5.3	93.1	63.6	11.5	24.6	40.9	36.3
FICO 500-525 and LTV>65	129,473.00	18,773,604.00	2.4	9.02	0	513	42.1	76	91.1	2.7	97	75.5	1.4	23.1	0	14.9
FICO 525-550 and LTV>65	148,669.00	37,761,813.00	4.9	8.43	0	538	40.7	77.9	87.7	1	97.4	74.2	5.3	20.6	0.6	8.2
FICO 550-575 and LTV>65	157,184.00	63,345,206.00	8.2	7.7	0	564	41.9	81.4	90.4	4.2	97.8	81.8	9.1	9.1	1.8	12.1
FICO 575-600 and LTV>70	139,078.00	93,738,470.00	12.1	7.67	0	587	40.8	84	89	4.4	97.2	85.2	7	7.8	18.6	15.1
FICO 600-625 and LTV>70	164,099.00	132,920,545.00	17.1	7.38	0	612	42.4	85.2	83.2	7.2	96.9	78.3	8.7	12.8	35.2	19.3
FICO 625-650 and LTV>70	169,334.00	122,428,166.00	15.8	7.18	0	637	42.7	84.8	80	6.8	95.9	70.9	11.3	17.8	38.4	24.2
FICO 650-675 and LTV>80	143,613.00	43,227,523.00	5.6	7.39	0	661	42.6	91.4	83.7	6.2	92.6	74	15.1	10.8	30.1	23.5
FICO 675-700 and LTV>80	156,997.00	18,211,669.00	2.3	7.29	0	684	41	91.1	76.7	10.9	87.2	73.6	6.9	19.5	39.4	27.5
FICO 700-725 and LTV>80	126,801.00	7,988,489.00	1	7.43	0	711	41.3	91.9	90.4	5.9	93.4	87.7	7.8	4.6	24.9	23.3
FICO 725-750 and LTV>85	148,995.00	3,724,869.00	0.5	7.63	0	735	44.9	92.6	90.6	0.9	71.8	70.4	21.7	7.9	50.8	32.7
FICO 750-775 and LTV>85	157,075.00	2,199,056.00	0.3	7.37	0	758	42.5	94.7	77.2	17.2	70.7	100	0	0	21.1	20.1
FICO 775-800 and LTV>85	166,703.00	1,333,623.00	0.2	7.57	0	785	45.2	92.7	86.5	13.5	67.1	77.4	0	22.6	56.8	5.6
FICO=>800 and LTV>85	83,119.00	166,238.00	0	7.78	0	802	28.5	100	100	0	100	100	0	0	0	0
Total:	165,403.00	775,241,618.00	100	7.31	0	621	41.6	80.1	84	5.6	95	73.4	9.7	16.7	29.9	23.9

LTV and DTI	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	162,179.00	665,743,441.00	85.9	7.34	0	622	39.7	79.9	83.8	6.1	94.7	70.7	10.2	19	33.7	24.7
LTV 0-60 and DTI>50	181,872.00	6,729,275.00	0.9	6.75	0	611	52.9	49.7	77.6	0	94.4	89.8	6.2	4	2.1	35.6
LTV 60-65 and DTI>50	213,986.00	5,563,635.00	0.7	6.81	0	602	52.6	62.1	73.1	12.9	97.2	91.4	7.7	0.9	6.3	36.7
LTV 65-70 and DTI>50	257,778.00	4,897,782.00	0.6	6.65	0	606	53.1	67.6	91.6	0	85.9	87.3	4.8	8	0	36
LTV 70-75 and DTI>50	217,233.00	7,385,922.00	1	6.6	0	621	52.7	72.2	87.8	1.7	89.7	93.8	5	1.3	13.2	23.5
LTV 75-80 and DTI>50	195,242.00	11,128,780.00	1.4	6.98	0	603	52.6	77.9	79.7	0	97.3	93.3	6.7	0	7.5	21.5
LTV 80-85 and DTI>50	221,822.00	26,396,778.00	3.4	6.82	0	616	53	80.6	84.2	2.8	96.5	83.6	11.1	5.2	14.1	25.4
LTV 85-90 and DTI>50	183,511.00	12,845,779.00	1.7	7.29	0	610	53.1	86.6	91.6	2.5	98.7	96.3	2.7	1	5	2.8
LTV 90-95 and DTI>50	220,005.00	18,920,463.00	2.4	7.22	0	617	53	90.2	86.2	4.2	100	86.1	7.7	6.2	2.2	13.3
LTV 95-100 and DTI>50	154,375.00	7,718,736.00	1	7.62	0	635	53.1	95.6	92	0	100	100	0	0	2.5	0.7
LTV=>100 and DTI>50	94,179.00	7,911,026.00	1	8.62	0	646	53.3	100	82.6	5.5	100	94.6	5.4	0	0	10
Total:	165,403.00	775,241,618.00	100	7.31	0	621	41.6	80.1	84	5.6	95	73.4	9.7	16.7	29.9	23.9

DTI and FICO	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	165,141.00	380,814,290.00	49.1	7.07	0.0	654	37.0	80.9	82.6	7.1	93.0	68.8	12.0	19.0	41.9	27.7
DTI 0.1 - 20.0 & FICO<525	48,289.00	386,314.00	0.0	10.45	0.0	503	16.9	73.1	100.0	0.0	84.6	76.0	0.0	24.0	0.0	0.0
DTI 20.1 - 25.0 & FICO<525	61,000.00	609,997.00	0.1	9.56	0.0	506	23.6	69.2	100.0	0.0	100.0	82.5	0.0	17.5	0.0	0.0
DTI 25.1 - 30.0 & FICO<550	116,188.00	6,971,260.00	0.9	8.68	0.0	528	28.0	69.7	95.0	0.0	96.0	85.1	3.6	11.3	0.0	0.0
DTI 30.1 - 35.0 & FICO<575	128,720.00	14,416,618.00	1.9	8.17	0.0	548	32.9	74.3	91.3	0.6	99.1	80.9	4.3	14.5	0.9	10.7
DTI 35.1 - 40.0 & FICO<600	149,224.00	41,185,725.00	5.3	7.88	0.0	564	37.7	76.7	93.3	2.6	98.4	75.8	7.6	16.6	8.5	16.1
DTI 40.1 - 45.0 & FICO<625	157,036.00	81,030,629.00	10.5	7.61	0.0	581	42.8	78.1	87.8	3.2	96.8	75.4	6.7	17.8	19.4	19.0
DTI 45.1 - 50.0 & FICO<650	174,457.00	154,394,234.00	19.9	7.50	0.0	599	47.8	80.4	80.5	7.1	96.6	72.0	8.8	19.2	31.1	25.7
DTI 50.1 - 55.0 & FICO<675	184,941.00	87,846,797.00	11.3	7.23	0.0	603	52.8	81.5	85.5	2.0	96.6	89.3	6.8	4.0	4.6	17.4
DTI=>55.0 & FICO<700	194,507.00	7,585,756.00	1.0	7.05	0.0	611	56.3	80.7	91.0	1.9	99.0	88.3	11.7	0.0	6.5	12.5
Total:	165,403.00	775,241,618.00	100.0	7.31	0.0	621	41.6	80.1	84.0	5.6	95.0	73.4	9.7	16.7	29.9	23.9

Limited and Stated Doc	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	152,546.00	570,217,132.00	73.6	7.29	0	617	41.7	80.7	84.5	6.1	95.9	99.8	0	0	26	21.1
FICO 500-525 & Limited or Stated Doc	166,559.00	6,995,472.00	0.9	8.9	0	513	41.5	67.9	95.9	0	98	0	12.7	87.3	0	27.2
FICO 525-550 & Limited or Stated Doc	158,615.00	10,944,469.00	1.4	8.75	0	537	40.5	75.6	91.6	0	93	0	18.8	81.2	0	9
FICO 550-575 & Limited or Stated Doc	199,613.00	13,972,901.00	1.8	7.91	0	561	42.6	74.9	88.6	1.7	95.1	0	44	56	7.5	19.7
FICO 575-600 & Limited or Stated Doc	174,910.00	17,490,966.00	2.3	7.56	0	588	39.7	77	89.4	2.5	92.6	0	44.3	55.7	13	22.1
FICO 600-625 & Limited or Stated Doc	223,374.00	35,069,731.00	4.5	7.52	0	613	42.3	77.8	81.5	7.1	92.3	0	36.9	63.1	32	31.6
FICO 625-650 & Limited or Stated Doc	224,036.00	41,446,644.00	5.3	7.23	0	637	41.4	78.9	75.8	6.1	92.7	0	39.4	60.6	44.6	24.8
FICO 650-675 & Limited or Stated Doc	236,066.00	39,186,947.00	5.1	7.02	0	661	41.5	80.5	81.5	5.7	89.7	0	43.5	56.5	60	45.8
FICO 675-700 & Limited or Stated Doc	253,784.00	21,317,893.00	2.7	6.85	0	686	40.5	81	84.4	2.9	93	0	27.6	72.4	65.3	45.5
FICO 700-725 & Limited or Stated Doc	248,010.00	8,184,320.00	1.1	6.84	0	711	41	78.9	82.4	1.7	97.1	0	32.2	67.8	62.9	35.9
FICO 725-750 & Limited or Stated Doc	238,523.00	6,917,163.00	0.9	6.8	0	735	43.7	81.4	82.7	1.7	92.8	0	38.5	61.5	78.1	35.4
FICO 750-775 & Limited or Stated Doc	241,690.00	2,658,593.00	0.3	6.64	0	757	34.5	77.8	60.6	0	89.4	0	30.8	69.2	72.7	34
FICO 775-800 & Limited or Stated Doc	279,796.00	839,388.00	0.1	6.97	0	780	42.3	79.9	100	0	76.1	0	40.2	59.8	76.1	40.2
Total:	165,403.00	775,241,618.00	100	7.31	0	621	41.6	80.1	84	5.6	95	73.4	9.7	16.7	29.9	23.9

IO	Wtd Avg Sched Bal	Total SCHED_BAL	% Sched Bal	GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% SFD	% PUD	% Owner Occ	% Full Doc	% Reduced Doc	% Stated Doc	% Int Only	% CA
Not in Buckets	141,086.00	543,603,514.00	70.1	7.54	0	609	41.6	79.9	86.4	3.7	93.7	77.5	8.6	13.8	0	15.4
FICO 525-550 & InterestOnly	217,500.00	217,500.00	0	7.29	0	531	48.5	73.7	100	0	100	100	0	0	100	0
FICO 550-575 & InterestOnly	275,650.00	1,929,550.00	0.2	6.85	0	568	40.1	68.6	100	0	100	45.9	0	54.1	100	92.6
FICO 575-600 & InterestOnly	266,019.00	20,217,478.00	2.6	6.99	0	588	42.8	80.4	83.5	6.7	98	88.8	8.1	3.1	100	42.8
FICO 600-625 & InterestOnly	261,059.00	49,862,356.00	6.4	7.03	0	611	42.1	81.6	76.2	15	99.3	77.5	10.2	12.3	100	34.7
FICO 625-650 & InterestOnly	271,892.00	53,018,845.00	6.8	6.83	0	637	40.9	79.8	79.5	8.9	99.1	65.1	10	24.9	100	42.1
FICO 650-675 & InterestOnly	279,392.00	46,378,997.00	6	6.68	0	661	41.2	81.1	78.2	10.1	97.9	49.3	19.1	31.7	100	49.3
FICO 675-700 & InterestOnly	308,102.00	28,961,587.00	3.7	6.56	0	684	41.5	81.2	74.8	14.2	96.8	51.9	9.8	38.3	100	52.7
FICO 700-725 & InterestOnly	307,470.00	11,376,391.00	1.5	6.53	0	711	41.4	80.8	77.5	7.7	96.1	54.7	18	27.3	100	32.9
FICO 725-750 & InterestOnly	287,287.00	10,916,891.00	1.4	6.59	0	734	44.3	81.7	77.7	0	91.5	50.5	21.7	27.8	100	53.8
FICO 750-775 & InterestOnly	304,195.00	6,083,909.00	0.8	6.28	0	757	39.9	79.3	75.6	0	95.3	68.2	8.1	23.6	100	49.3
FICO 775-800 & InterestOnly	270,900.00	1,625,400.00	0.2	6.92	0	783	42.6	81.1	75.5	0	100	60.7	20.8	18.5	100	28.9
FICO=>800 & InterestOnly	349,733.00	1,049,200.00	0.1	5.51	0	801	37.9	73.5	100	0	100	100	0	0	100	0
Total:	165,403.00	775,241,618.00	100	7.31	0	621	41.6	80.1	84	5.6	95	73.4	9.7	16.7	29.9	23.9